                                                                    EXHIBIT 99.1


          [EXCERPT FROM KB HOME PRESS RELEASE DATED JANUARY 11, 2001]

                                    KB HOME
                        CONSOLIDATED STATEMENTS OF INCOME
     For the Twelve Months and Three Months Ended November 30, 2000 and 1999
                    (In Thousands, Except Per Share Amounts)



                                                            Twelve Months                 Three Months
                                                     --------------------------    --------------------------
                                                        2000           1999           2000           1999
                                                     -----------    -----------    -----------    -----------
TOTAL REVENUES                                       $ 3,930,858    $ 3,836,295    $ 1,244,067    $ 1,222,769
                                                     ===========    ===========    ===========    ===========
CONSTRUCTION:
  Revenues                                             3,870,488      3,772,121      1,225,152      1,201,976
  Costs and expenses                                  (3,581,879)    (3,513,014)    (1,103,667)    (1,101,362)
                                                     -----------    -----------    -----------    -----------

  Operating income                                       288,609        259,107        121,485        100,614

  Interest income                                          5,782          7,806            761          2,193
  Interest expense, net of amounts capitalized           (31,479)       (28,340)        (9,152)        (8,173)
  Minority interests                                     (31,640)       (29,392)       (10,699)        (8,317)
  Equity in pretax income (loss) of unconsolidated
    joint ventures                                         2,926            224            673           (361)
  Gain on issuance of French subsidiary stock             39,630           --             --             --
                                                     -----------    -----------    -----------    -----------
  Construction pretax income                             273,828        209,405        103,068         85,956
                                                     -----------    -----------    -----------    -----------

MORTGAGE BANKING:
  Revenues:                                               21,130         19,186          5,229          5,817
     Interest income                                      39,240         44,988         13,686         14,976
                                                     -----------    -----------    -----------    -----------
     Other                                                60,370         64,174         18,915         20,793

  Expenses:
     Interest                                            (19,374)       (16,941)        (5,118)        (4,832)
     General and administrative                          (17,164)       (11,614)        (5,758)        (2,690)
     Secondary marketing trading loss                       --          (18,155)          --             --
                                                     -----------    -----------    -----------    -----------
  Mortgage banking pretax income                          23,832         17,464          8,039         13,271
                                                     -----------    -----------    -----------    -----------

TOTAL PRETAX INCOME                                      297,660        226,869        111,107         99,227

Income taxes                                             (87,700)       (79,400)       (37,700)       (34,700)
                                                     -----------    -----------    -----------    -----------
NET INCOME                                           $   209,960    $   147,469    $    73,407    $    64,527
                                                     ===========    ===========    ===========    ===========
BASIC EARNINGS PER SHARE                             $      5.39    $      3.16    $      2.10    $      1.39
                                                     ===========    ===========    ===========    ===========
DILUTED EARNINGS PER SHARE                           $      5.24    $      3.08    $      2.00    $      1.36
                                                     ===========    ===========    ===========    ===========
BASIC AVERAGE SHARES OUTSTANDING                          38,931         46,730         34,977         46,404
                                                     ===========    ===========    ===========    ===========
DILUTED AVERAGE SHARES OUTSTANDING                        40,069         47,831         36,756         47,315
                                                     ===========    ===========    ===========    ===========


                                    KB HOME
                           CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)


                                                      November 30,     August 31,      November 30,
                                                          2000           2000             1999
                                                      ------------    -----------     ------------

ASSETS

CONSTRUCTION:
   Cash and cash equivalents                           $   21,385      $   31,379      $   15,576
   Receivables                                            306,581         263,659         264,549
   Inventories                                          1,657,401       1,758,298       1,521,265
   Investments in unconsolidated joint ventures            10,407          23,392          21,290
   Deferred income taxes                                   73,842          89,171          99,519
   Goodwill                                               202,177         194,219         205,618
   Other assets                                            89,975          98,935          86,259
                                                       ----------      ----------      ----------
                                                        2,361,768       2,459,053       2,214,076
                                                       ----------      ----------      ----------

MORTGAGE BANKING:
   Cash and cash equivalents                               11,696          13,813          12,791
   Receivables                                            446,302         353,839         433,156
   Other assets                                             9,155           9,405           4,212
                                                       ----------      ----------      ----------
                                                          467,153         377,057         450,159
                                                       ----------      ----------      ----------
TOTAL ASSETS                                           $2,828,921      $2,836,110      $2,664,235
                                                       ==========      ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CONSTRUCTION:
   Accounts payable                                    $  311,537      $  371,756      $  328,528
   Accrued expenses and other liabilities                 201,672         200,336         222,855
   Mortgages and notes payable                            987,980         993,244         813,424
                                                       ----------      ----------      ----------
                                                        1,501,189       1,565,336       1,364,807
                                                       ----------      ----------      ----------

MORTGAGE BANKING:
   Accounts payable and accrued expenses                   11,135           7,760           9,711
   Notes payable                                          385,294         305,895         377,666
   Collateralized mortgage obligations secured by
       mortgage-backed securities                          29,928          31,246          36,219
                                                       ----------      ----------      ----------
                                                          426,357         344,901         423,596
                                                       ----------      ----------      ----------
Minority interests                                        246,616         239,713         199,249
Stockholders' equity                                      654,759         686,160         676,583
                                                       ----------      ----------      ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $2,828,921      $2,836,110      $2,664,235
                                                       ==========      ==========      ==========


                                    KB HOME
                            SUPPLEMENTAL INFORMATION
     For the Twelve Months and Three Months Ended November 30, 2000 and 1999


                                                      Twelve Months                 Three Months
                                                -------------------------    -------------------------
CONSTRUCTION REVENUES:                             2000           1999         2000           1999
                                                -----------    ----------    ----------    -----------
Housing                                          $3,769,154    $3,733,660    $1,202,023    $1,189,079
Commercial                                              802           657           802          --
Land                                                100,532        37,804        22,327        12,897
                                                 ----------    ----------    ----------    ----------
   Total                                         $3,870,488    $3,772,121    $1,225,152    $1,201,976
                                                 ==========    ==========    ==========    ==========


                                                      Twelve Months                Three Months
                                                ------------------------    ------------------------
COSTS AND EXPENSES:                                 2000         1999          2000           1999
                                                ----------    ----------    ----------    ----------
Construction and land costs                     $3,123,869    $3,051,698    $  974,527    $  966,682
Selling, general and administrative expenses       458,010       461,316       129,140       134,680
                                                ----------    ----------    ----------    ----------

    Total                                       $3,581,879    $3,513,014    $1,103,667    $1,101,362
                                                ==========    ==========    ==========    ==========


                                                     Twelve Months                  Three Months
                                                ------------------------       ------------------------
AVERAGE SALES PRICES:                             2000            1999           2000          1999
                                                --------        --------       --------       --------
West Coast                                      $257,000        $246,000       $262,700       $252,600
Southwest                                        145,200         141,900        148,200        140,700
Central                                          128,600         121,100        130,400        127,000
Foreign                                          158,700         164,700        153,500        168,000
                                                --------        --------       --------       --------
    Total                                       $168,300        $166,500       $169,900       $172,300
                                                ========        ========       ========       ========

                                                     Twelve Months                     Three Months
                                                 ----------------------          ----------------------
NET ORDERS:                                       2000            1999            2000            1999
                                                 ------          ------          ------          ------
West Coast                                        6,018           6,650           1,198           1,314
Southwest                                         6,036           6,073           1,337           1,431
Central                                           8,923           7,724           1,941           1,477
Foreign                                           2,854           2,609             836             647
                                                 ------          ------          ------          ------
    Total                                        23,831          23,056           5,312           4,869
                                                 ======          ======          ======          ======
UNCONSOLIDATED JOINT VENTURES:                      444              38             106              38
                                                 ======          ======          ======          ======




                                                      Twelve Months                    Three Months
                                                  ----------------------          -----------------------
UNIT DELIVERIES:                                   2000            1999            2000            1999
                                                  ------          ------          ------          ------
West Coast                                         5,476           6,323           1,697           2,065
Southwest                                          5,832           5,801           1,623           1,705
Central                                            8,112           7,809           2,631           2,401
Foreign                                            2,972           2,489           1,124             730
                                                  ------          ------          ------          ------
    Total                                         22,392          22,422           7,075           6,901
                                                  ======          ======          ======          ======
UNCONSOLIDATED JOINT VENTURES:                       455              38              93              38
                                                  ======          ======          ======          ======



                                                       November 30, 2000                November 30, 1999
                                                  -----------------------------   -----------------------------
BACKLOG DATA:                                     Backlog Units   Backlog Value   Backlog Units   Backlog Value
                                                  -------------   -------------   -------------   -------------
West Coast                                             2,421      $  643,620           1,879      $  457,439
Southwest                                              2,311         345,609           2,107         299,520
Central                                                4,010         541,258           3,199         396,962
Foreign                                                1,817         272,901           1,373         228,213
                                                  ----------      ----------      ----------      ----------
    Total                                             10,559      $1,803,388           8,558      $1,382,134
                                                  ==========      ==========      ==========      ==========
UNCONSOLIDATED JOINT VENTURES:                           208      $   42,224             219      $   33,945
                                                  ==========      ==========      ==========      ==========




================================================================================

     KB Home is one of America's premier homebuilders with domestic operating divisions in the following regions and states: West Coast-- California; Southwest-- Arizona, Nevada and New Mexico; and Central-- Colorado and Texas. Kaufman & Broad S.A., the Company's majority-owned subsidiary, is one of the largest homebuilders in France. In fiscal 2000, the Company delivered homes to 22,847 families in the United States and France. It also operates a full-service mortgage company for the convenience of its buyers. Founded in 1957, Kaufman and Broad is a Fortune 500 Company listed on the New York Stock Exchange under the ticker symbol "KBH". For more information about any of Kaufman and Broad's new home communities, call 1-800-34-HOMES or visit the Company's web site at www.kbhome.com.

                                      # # #

Except for the historical information contained herein, certain matters discussed in this press release are "forward-looking statements" as defined in the Private securities Litigation Reform Act of 1995, including any statements concerning future financial performance, business and prospects, and future Company actions and their expected results. These forward-looking statements are subject to risks, uncertainties and assumptions including, but not limited to, changes in general economic conditions, material prices, labor costs, interest rates, the secondary market for loans, consumer confidence, competition, currency exchange rates (insofar as they affect the Company's operations in France), environmental factors, government regulations affecting the Company's operations, the availability and cost of land in desirable areas, unanticipated violations of Company policy, unanticipated legal proceedings, and conditions in the capital, credit and homebuilding markets. See the Company's Annual Report on Form 10-K and its Annual Report to Shareholders for the year ended November 30, 1999 and its other filings for a further discussion of these and other risks and uncertainties applicable to the Company's business.

                                      # # #
                                 (Tables Follow)